Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

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                         California Investment Trust II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
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

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

                                   CALIFORNIA
                                INVESTMENT TRUST
                               ------------------
                               F U N D  G R O U P


                                                               September 1, 1998

Dear Shareholder:


     Enclosed are proxy materials related to the Equity Fund(s) you own at California Investment Trust Fund Group. As you are aware, BankAmerica NT & SA ("BofA") has acted as the Sub-Adviser to the Funds since their inception. Pursuant to the Investment Company Act of 1940, the Merger between BofA and NationsBank results in termination of the existing Sub-Advisory Agreement. The proxy statement attached requests your vote to approve a new Sub-Advisory agreement with BofA following the merger. It is very important that you vote your shares by completing the enclosed card and mail it today. Your vote will approve the new agreement as outlined in the enclosed proxy materials.


     There are no substantial differences between the existing agreement and the new agreement.

                  THE BOARD OF TRUSTEES RECOMMENDED UNANIMOUSLY
                    THAT SHAREHOLDERS APPROVE THIS AGREEMENT.

     If you have any questions about the proxy, please call us at (800) 225-8778 We thank you in advance for your time and effort.

                                        Sincerely,

                                        /s/ Richard F. Shelton


                                        Richard F. Shelton
                                        Chairman of the Board

                         CALIFORNIA INVESTMENT TRUST II
                        44 MONTGOMERY STREET, SUITE 2100
                             SAN FRANCISCO, CA 94104

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 30, 1998



S&P 500 Index Fund
S&P MidCap Index Fund
S&P SmallCap Index Fund
Equity Income Fund


A Special Meeting of Shareholders of each of the above referenced funds (each a "Fund" and together the "Funds") will be held at the offices of California Investment Trust II, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104 on September 30, 1998, at 8:00 A.M. (local time) for the following purposes:

     1. FOR SHAREHOLDERS OF EACH FUND: To approve a new investment sub-advisory agreement between each Fund, CCM Partners ("CCM") and Bank of America NT&SA ("BofA") pursuant to which BofA, will act as sub-adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of BankAmerica, the parent corporation of BofA, the current adviser to the Funds, with NationsBank.

     2. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

     Shareholders of record at the close of business on August 5, 1998, are entitled to notice of, and to vote at, the Meeting. Each Fund is a series of California Investment Trust II, a Massachusetts business trust organized in September 1985.

/s/ Richard F. Shelton

Richard F. Shelton
President

August 31, 1998

                         CALIFORNIA INVESTMENT TRUST II
                                 Proxy Statement
                      For a Special Meeting of Shareholders
                        To Be Held on September 30, 1998


                               S&P 500 INDEX FUND
                              S&P MIDCAP INDEX FUND
                             S&P SMALLCAP INDEX FUND
                               EQUITY INCOME FUND


INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of California Investment Trust II, ("CIT") for voting at the special meeting of shareholders of each Fund named above to be held at 8:00 A.M. (local time) on September 30, 1998, at 44 Montgomery Street, Suite 2100, San Francisco, California, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about September 1, 1998.

PROPOSAL


     FUNDS AFFECTED
     S&P 500 Index Fund                 S&P SmallCap Index Fund
     S&P MidCap Index Fund              Equity Income Fund


SUMMARY

     Approve new investment sub-advisory agreement with current sub-adviser, Bank of America NT&SA, after a change in control of the sub-adviser's parent corporation, BankAmerica.

     Each Fund will vote separately on the Proposal. Each share of each Fund is entitled to one vote on the Proposal and on each other matter it is entitled to vote upon at the Meeting.

     Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to California Investment Trust II or in person at the time of the Meeting.

SHAREHOLDERS OF EACH FUND ARE BEING ASKED TO VOTE UPON THE PROPOSAL

     The  Proposal   requires  the  affirmative  vote  of  a  "majority  of  the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" for each Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Each Fund will vote separately on the Proposal and the Proposal will be effective only for those Funds that individually approve it.

THE BOARD OF TRUSTEES OF CIT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     The Board of CIT has fixed the close of business on August 5, 1998, as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:


FUND                                  TOTAL FUND SHARES
S&P 500 Index Fund                      4,093,728.801
S&P MidCap Index Fund                   2,609,216.944
S&P SmallCap Index Fund                 1,032,532.405
Equity Income Fund                       847,045.383

HOLDINGS OF OFFICERS AND TRUSTEES

                 Phillip W.        John B.         Richard F.        Stephen C.
                 McClanahan         Sias            Shelton            Rogers
               shares percent   shares percent   shares percent   shares percent
S&P500          1,165  0.03%     3,146  0.08%    11,238  0.27%      658   0.02%
S&PMidCap         n/a    n/a    49,876  1.91%    14,690  0.56%      115   0.01%
S&PSmallCap       n/a    n/a    24,094  2.84%    53,310  6.65%      561   0.07%
Equity Income     n/a    n/a    10,765  1.04%    55,335  5.36%      n/a     n/a


APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS
(TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND)

     At the Meeting, shareholders of each Fund will be asked to vote on the approval of a new Investment Sub-Advisory Agreement (the "New Agreement") which is summarized below. A copy of the New Agreement is attached to this Proxy Statement as Exhibit B, and the description of the Agreement which follows is qualified in its entirety by reference to Exhibit B.

BACKGROUND

     Currently, CCM Partners (the "Adviser" or "CCM") serves as investment adviser to the each Fund pursuant to an existing investment advisory agreement (the "Existing Advisory Agreement"). Under the Existing Advisory Agreement, the Adviser furnishes investment advice and investment management services with respect to each Fund's portfolio of securities and investments.

     The Merger of BankAmerica with NationsBank by the end of 1998 repre-sents a change in ownership of the parent corporation of each Fund's sub-adviser Bank of America NT&SA ("BofA") and, as such, may have the effect under the 1940 Act of terminating the existing sub-advisory agreement between CCM Partners and BofA at the date of the consummation of the Merger.


     NationsBank is a North Carolina-based, bank holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder (the "BHCA"). Through its full-service banking subsidiaries, NationsBank provides a wide range of commercial and retail banking services and trust services in Maryland, Virginia, North Carolina, South Carolina, Georgia, Florida, Kentucky, Tennessee, Illinois, Missouri, Kansas, Oklahoma, Texas and New Mexico. The principal executive offices of NationsBank are located at One NationsBank Plaza, Charlotte, North Carolina 28255.

     The merger of NationsBank and BankAmerica will create a company with approximately $570 billion in assets, approximately $45 billion in shareholders' equity and a market capitalization of approximately $133 billion which operates in 22 states and 37 other countries.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENTS


As required by the 1940 Act, the sub-advisory Agreement between CCM Partners and BofA (the "Existing Agreement") provides for its automatic termination upon "assignment." The Existing Agreement was approved by the shareholders of each fund just prior to the commencement of operations of each fund. The S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund and Equity Income Index Fund commenced operation on 4/20/92, 4/20/92, 10/2/96 and 9/4/96, respectively.

     Under the terms of the Existing Agreement, CCM Partners pays BofA the amounts shown in Schedule A to the agreement attached as Exhibit B. For the 12-month period ended August 31, 1997, through 8/27/98, CCM Partners paid BofA:

FUND                             TOTAL ADVISORY            TOTAL ADVISORY
                                FEES PAID 9/1/96          FEES PAID 9/1/97
                                 THROUGH 8/31/97           THROUGH 8/27/98
                                 ---------------           ---------------
S&P 500 Index Fund                   $54,888                   $68,677
S&P MidCap Index Fund                $38,802                   $49,710
S&P SmallCap Index Fund              $ 2,951                   $ 9,684
Equity Income Fund                   $ 6,526                   $17,106

During these periods, BofA did not waive any management fees.


DURATION AND TERMINATION.

     In anticipation of the consummation of the Merger, and to provide continuity in sub-advisory services, CIT's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) at a meet-ing held on August 4, 1998, approved and directed that there be submitted to shareholders for approval a new sub-advisory agreement (the "New Agreement") between CCM Partners and BofA. The new sub-advisory agreement is identical in all material respects to the current sub-advisory agreement. In essence, the only "new" element in the sub-advisory agreement is the ownership of the sub-adviser.

     This New Agreement will become effective as of the date of the consummation of the Merger and unless sooner terminated as provided herein, shall continue in effect until September 30, 2000. Thereafter, if not terminated, the New Agreement shall continue in effect for successive annual periods ending on September 30, or such other date (not to exceed one year) that the Trustees shall select), provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of CIT's Board of Trustees who are not interested persons of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by CIT's Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds. Notwithstanding the foregoing, the New Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by CIT (in the case of CIT, by vote of CIT's Board of Trustees or by vote of a majority of the outstanding voting securities of each affected
Fund) on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on sixty days' written notice to CIT, provided that in each such case, notice shall be given simultaneously to the Adviser. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Existing Agreement with respect to any or all Funds for any reason (whether by CIT, by CCM Partners, the Sub-Adviser, or by operation of law) the New Agreement shall terminate upon the effective date of such termination of the Existing Agreement. The New Agreement will immediately terminate in the event of its assignment. (As used in the New Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.)

DESCRIPTION OF THE OTHER TERMS PROPOSED SUB-ADVISORY AGREEMENT

     As mentioned above, the terms of the New Agreement are substantially the same as those in the Existing Agreement, and the sub-advisory fees remain unchanged. A form of the New Agreement is attached to this Proxy Statement as Exhibit B. The following description of the New Agreement is only a summary. You should refer to Exhibit B for the complete New Agreement.


     The New Agreement, like the Existing Agreement, provides that, subject to the supervision of CCM Partners, BofA will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, and cash equivalents in the Funds. BofA will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. BofA will provide the services rendered by it under the New Agreement in accordance with the investment objectives, policies and restrictions as stated in the Company's currently effective Registration Statement, resolutions of the Board, and the investment criteria and policies established from time to time for any Fund sub-advised by BofA. CCM Partners agrees to review, monitor and report to the Board regarding the performance and investment procedures of any sub-advisor employed by CCM Partners.

     Pursuant to the New Agreement, CCM and BofA further agree that they will, among other things, (i) conform with all applicable rules and regulations of the SEC and will conduct their activities under their respective agreements in accordance with other applicable law, (ii) place orders for the purchase and sale of portfolio securities for the Funds with brokers or dealers selected by BofA in accordance with the policy set forth in each affected Fund's Registration Statement or as CCM Partners may direct); and (iii) not purchase any securities from or sell any securities to BoA, any sub-adviser, administrator, sub-administrator or distributor of CIT or any of their affiliates acting as principal or broker, except as permitted by law. BofA agrees to maintain such books and records regarding the securities transactions with respect to the Funds as may be required or otherwise requested by CIT and the Board and to supply CIT and the Board with reports, statistical data and economic information as requested.

     The New Agreement, like the Existing Agreement, provides that BofA will pay all expenses incurred by it in connection with its activities under the New Agreement other than the cost of securities (including brokerage commissions, if any) purchased or sold with respect to the Funds.

     The New Agreement, like the Existing Agreement, provides that in executing portfolio transactions and selecting brokers or dealers, BofA will use its best efforts to seek, on behalf of the Funds, the best overall terms available. In assessing the best overall terms available for any transaction, BofA will consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, BofA may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided with respect to a Fund, and/or other accounts over which BofA or its affiliates exercise investment discretion. BofA is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction with respect to a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, BofA determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - viewed in terms of that particular transaction or in terms of the overall responsibilities of BofA to the Fund and to CIT. BofA however, is not required to seek prior approval from the Board, so long as the broker or dealer selected by BofA obtains the best price and execution of a particular transaction. To the extent BofA receives any rebates for directing brokerage, those amounts will be paid to the applicable Fund.

     In executing portfolio transactions with respect to a Fund, BofA may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the CIT's Registration Statement. In such event, BofA will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and such other clients.

     The New Agreement, like the Existing Agreement, provides that BofA will not be liable for any error of judgment or mistake of law or for any loss suffered by CIT in connection with the performance of the New Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of BofA in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement.

No material provision of the New Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of the New Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of each affected Fund.

     If approved by a majority of the outstanding shares (as defined below) of each Fund, the New Agreement will continue in effect until September 30, 2000. Thereafter, if not terminated, the New Agreement shall continue in effect for successive annual periods, provided such continuance is approved at least annually (i) by the vote of a majority of those members of the Board who are not "interested persons" of any party to the New Agreement (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

EVALUATION BY THE BOARD OF TRUSTEES OF CIT.


     At a meeting held on August 4, 1998, the Board of Trustees of CIT, and separately those Trustees who were not "interested persons" (as that term is defined in the 940 Act), unanimously determined to approve the New Agreement and to recommend the New Agreement to shareholders of the Funds for their approval, finding that approval of the New Agreement would be in the best interest of CIT and the shareholders of each of the Funds.

     In making this recommendation the Trustees deemed to be especially important the experience of BofA in subadvising the Funds, the continued high quality of service the BofA is expected to continue providing to the Funds and the fair and reasonable compensation proposed to be paid to BofA. The Trustees also specifically considered the following to be relevant to their recommendations: (1) that the subadvisory feed are reasonable given the quality of services expected to be provided; (2) that the compensation payable to BofA by each Fund under the New Agreement will be at the same rate as the compensation now payable by each

Fund to BofA under the Existing Agreement; (3) that the terms of the Existing Agreement will be unchanged under the New Agreement except for different
effective  and  termination  dates;  (4)  the  favorable  history,   reputation,
qualification and background of BofA, as well as the qualifications of its personnel; (5) the commitment of BofA and CCM Partners to pay or reimburse each Fund for the Expenses incurred in connection with the Proposal; and (6) other factors they deemed relevant.


THE TRUSTEES HAVE UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE AGREEMENT.

     The Board of Trustees of CIT has determined that the New Agreement is fair and in the best interests of each Fund's shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

INFORMATION ABOUT THE PROPOSED SUB-ADVISER.

     BofA,  which has principal  offices located at 555 California  Street,  San
Francisco, California 94104, serves as investment sub-adviser to the Funds pursuant to the Existing Agreement. BofA is a wholly-owned subsidiary of BankAmerica, a registered bank holding company. Formed in 1904, BofA is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. BofA's principal banking affiliates operate branches in ten U.S. states as well as corporate banking, business credit and thrift offices in major U.S. cities. In addition, it has branches, corporate offices and representative offices in 37 foreign countries.

     The name and principal occupation of the principal executive officer and each director of BofA as of April 28, 1998 were as follows: David A. Coulter (Chairman, Chief Executive Officer and President of BofA and BankAmerica); Joseph A. Alibrandi (Chairman of the Board of Whittaker Corporation); Peter Bedford (Chairman and Chief Executive Officer of Bedford Property Investors, Inc.); Richard A. Clarke (Retired Chairman of the Board of Pacific Gas & Electric Company); Timm F. Crull (Retired Chairman of the Board of Nestle USA, Inc.); Kathleen Feldstein (President of Economics Studies, Inc.); Donald E. Guinn (Chairman Emeritus of Pacific Telesis Group); Frank L. Hope, Jr. (Consulting Architect); Walter E. Massey, Ph.D. (President of Morehouse College); John M. Richman (Of Counsel Wachtell, Lipton, Rosen & Katz); Richard
M. Rosenberg (Director and Retired Chairman of the Board of BofA and BankAmerica); A. Michael Spence (Dean of the Graduate School of Business of Stanford University) and Solomon D. Trujillo (President and CEO of U.S. West Communications Group). It is possible that the persons listed above may change as a result of the Merger.

     The above persons may be reached c/o Bank of America NT&SA, 555 California Street, San Francisco, California 94104.

     No officer or trustee of CIT is an officer, employee, or general partner of BofA.

AUTHORITY TO ACT AS SUB-ADVISER.

     Banking laws and regulations currently prohibit a bank holding company registered under the BHCA or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general does not prohibit such a holding company or affiliate banks generally from acting as investment adviser or sub-adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. BofA is subject to such laws and regulations, but believes that it may perform the services contemplated by the New Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent BofA from continuing to perform such services for the Funds. If it was prohibited from acting as investment sub-adviser to the Funds, it is expected that the Board would recommend either that shareholders approve a new investment sub-advisory agreement with another qualified firm or that CCM assume the duties that BofA had under the New Agreement.


     The New Agreement must be approved by a "majority of the outstanding shares" of each fund. If the New Agreement is approved by shareholders of a Fund, then the Existing Agreement will terminate with respect to that Fund upon the execution of the New Agreement. If the New Agreement, with respect to a Fund, is not approved at the time of the Merger (when the Existing Agreement terminated automatically, the Sub-Adviser has agreed to serve as interim sub-adviser for at least sixty (60) days for that Fund. If the New Agreement is not approved with respect to a Fund by the end of such sixty (60) day period, then the Board will promptly seek to enter into a new subsidiary arrangement for that Fund, subject to any required approval by that Fund's shareholders.


THE LEGAL FRAMEWORK

     Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), each investment advisory agreement between a Fund and an adviser terminates automatically upon its assignment, which is deemed to include any change of control of the investment adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for the BofA to continue to provide investment advisory services to the Funds after the merger of BankAmerica with Nationsbank, the shareholders of each Fund must approve the New Agreement between each Fund and BofA.

GENERAL

     CIT's Distributor is RFS Partners, 44 Montgomery Street, Suite 2100, San Francisco, California, 94104. CIT's Custodian Bank, Shareholder Servicing and Transfer Agent is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202. During the year ended August 31, 1997, CIT paid no commissions to the affiliated broker-dealer RFSPartners.

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES


     The By-Laws of CIT provide that the presence at a shareholder meeting in person or by proxy of 40 percent of the shares of CIT entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if 40 percent or more of the shares of the four entitled to vote are represented. If a quorum is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposal for either Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.


     In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and "nominee non-votes"(i.e., shares held by nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting and will be voted in favor of any adjournment proposed. However, nominee non-votes will not constitute votes for or against any proposal, will not constitute an abstention, and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by CCM and BofA, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of CIT, officers and employees of CCM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, CCM and BofA may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by CCM and BofA.

ANNUAL REPORTS

     A COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1997, AND SEMI-ANNUAL REPORT FOR THE PERIOD ENDED FEBRUARY 28, 1998, IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO CALIFORNIA INVESTMENT TRUST, 44 MONTGOMERY STREET, SUITE 2100, SAN FRANCISCO, CA 94104 OR BY CALLING 1-800-225-8778.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

/s/ Richard Shelton
-------------------
Richard Shelton
President

EXHIBIT A

FIVE PERCENT SHAREHOLDERS OF EACH OF THE FUNDS

As of August 5, 1998, the following persons held of record 5% or more of the outstanding shares of the Funds:


Fund/Shareholder                        Percentage held
S&P MIDCAP INDEX FUND

D. Fisher Charitable Trust                  9.76%
C/O Pisces, Inc
1 Maritime Plaza
San Francisco, CA 94111

S&P SMALLCAP INDEX FUND

Spieker 1991 Trust                          8.21%
C/O Rollins Hudig Hall
1 Maritime Plaza #210
San Francisco, CA 94105

Thomas B. Calhoun Trust                     6.81%
1 Maritime Plaza #300
San Francisco, CA 94111

Richard F. Shelton Trust                    6.26%
44 Montgomery Street #2100
San Francisco, CA 94104

EQUITY INCOME FUND

Timothy Abel                               10.13%
1331 B Street
Hayward, CA 94541

Susan Ballinger                             9.89%
50 Makin Grade
Kentfield, CA94904

Paul Purdom Profit Sharing Plan             6.65%
2330 Marinship Way #130
Sausalito, CA 94965

Richard F. Shelton Trust                    5.36%
44 Montgomery Street #2100
San Francisco, CA 94104

As of August 5, 1998, there were no shareholders who held 5% or more of the outstanding shares of the S&P 500 Index Fund.

EXHIBIT B

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT
----------------------

     THIS AGREEMENT (the "Agreement"), entered into this 30th day of September, 1998, by and between CCM PARTNERS, a California Limited Partnership (the "Manager"), and BANK OF AMERICA NT&SA (the "Sub-Adviser") sets forth the representations of the parties, the services the Sub-Adviser agrees to perform for the Manager, the authority and power granted by the Manager to the Sub-Adviser in order to perform such services, the fees for the Sub-Adviser's services, and the other terms and conditions which will govern the parties' relationship. This Agreement cannot be changed orally and no provision of this Agreement shall in any respect be waived, altered, modified or amended unless agreed to in writing by both parties.

     NOW, THEREFORE, the parties mutually agree as follows:

1. THE FUND AND THE MANAGER. The S&P 500 Fund (the "Fund") is a series of California Investment Trust II (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Pursuant to a Management Agreement dated April 13, 1992, the Manager acts as the investment manager for the Fund and may so act for any other series of the Trust which may hereinafter be established and listed on Schedule A attached hereto (each such series is individually referred to herein also as the "Fund").

2. THE SUB-ADVISER. The Sub-Adviser is not registered as an investment adviser with the Securities and Exchange Commission pursuant to an exception in the definition of "investment advisor" in Section 202(a)(11) of the Investment Advisers Act of 1940 and agrees that it will either continue such exempt status or register as an investment-adviser prior to discontinuing such exempt status for so long as this Agreement shall remain in effect. In the event of any lapse of such status or registration or the initiation by the Securities and Exchange Commission (or any other regulatory authority with jurisdiction over the investment advisory activities of the Sub-Adviser) of any proceeding against the Sub-Adviser or any of its partners or employees with respect to its activities as an investment adviser, the Sub-Adviser agrees promptly to notify the Manager and the Fund.

3. SERVICES TO BE RENDERED. The Manager hereby retains the Sub-Adviser to provide the Fund with investment advice and to supervise and direct the purchase and sale of specific securities that satisfy the investment objective and limitations set forth in the Fund's current Prospectus, as may be amended, modified or supplemental from time to time by the Trust's Board of Trustees. The Sub-Adviser shall act as agent and attorney-in-fact for the Manager with full and exclusive power and authority, for and on behalf of the Fund to buy, sell, exchange, convert, and otherwise trade in securities and futures and options contracts, to the extent permitted in the Prospectus. The Sub-Adviser will manage the Fund's portfolio investments, including the placement of orders for portfolio transactions. The Sub-Adviser further agrees to make reports to the Trust's Board of Trustees upon reasonable request and to provide securities transactions reports to the Trust for all "access" persons, as defined in Rule 17j-1 under the Investment Company Act, pursuant to the Trust's Code of Ethics. The Sub-Adviser further agrees to cooperate with the Fund's custodian bank to insure the efficient investment of the Fund's assets. In this connection, the Sub-Adviser is empowered to take such action, or recommend that the Manager take such action, as may be necessary or desirable to carry out the purpose and intent of the foregoing. Any recommendations or actions concerning the investment program for the Fund which are proposed or effected by the Sub-Adviser pursuant to this Agreement shall be at all times subject to review by the Trust's Board of Trustees and the Manager. The Manager will review investments made by the Sub-Adviser to ensure compliance with the Fund's investment objective and investment limitations and will be available to consult with the Sub-Adviser concerning the selection of individual securities.

4. SUB-ADVISER IS AN INDEPENDENT CONTRACTOR. The Sub-Adviser shall, for all purposes herein, be deemed to be an independent contractor and, except as provided herein and unless otherwise expressly provided and authorized, shall have no authority to act for or represent the Fund or the Manager in any way, or in any way be deemed an agent of the Fund or the Manager.

5. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

     (a) all applicable provisions of the Investment Company Act and any rules and regulations adopted thereunder;

     (b) the provisions of the Registration Statement of the Trust on Form N-lA registering the shares of the Fund under the Securities Act of 1933, as amended, and the Investment Company Act, as such Registration Statement may be amended from time to time (the "Registration Statement"); and

     (c) any other applicable provisions of state and federal law.
     Any investment made or action taken by the Sub-Adviser in contravention of these requirements or restrictions shall be promptly liquidated or reversed upon discovery of the violation and/or notification of the violation by the Manager or the Fund.

6. ACTIVITY FOR OTHER CLIENTS.

     (a) The Manager understands and agrees that:

          (i) the Sub-Adviser performs investment advisory services for various clients (which may include other investment companies) and that the Sub-Adviser may take action with respect to any of its other clients which may differ from the timing or nature of action recommended with respect to the Fund, so long as it is the Sub-Adviser's policy, to the extent practical, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients; and

          (ii) the Sub-Adviser shall have no obligation to recommend for purchase or sale for the Fund any security which the Sub-Adviser or its partners or employees may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of the Sub-Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Fund or if such investment does not fit within the investment objective and investment limitations of the Fund.

     (b) The Sub-Adviser agrees that neither it nor any of its partners or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the partners or bona fide employees of the Sub-Adviser, or any trust, pension, profit sharing or other benefit plan for such persons or affiliates thereof, or any client of the Sub-Adviser, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. (c) Notwithstanding the foregoing, the Sub-Adviser agrees to treat non- public information and records relating to the Trust, the Fund, the Fund's investments and the Manager as confidential and proprietary.

7. NO PHYSICAL POSSESSION. Nothing contained herein shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities for the account of the Fund, it being intended that sole responsibility for safekeeping of all securities held by the Fund shall rest upon the Fund and its custodian bank, under the supervision of the Manager.

8. SUB-ADVISORY FEE. In consideration of the services performed by the Sub-Adviser hereunder, the Manager will pay or cause to be paid monthly in arrears to the Sub-Adviser, an annual sub-advisory fee determined in accordance with Schedule A attached hereto, which fees shall not exceed the amounts stated in the Fund's current Prospectus.

The Sub-Adviser acknowledges and agrees that the Manager is solely liable for the payment of all fees to which the Sub-Adviser is entitled for services rendered to the Fund or the Manager on behalf of the Fund under this Agreement or otherwise.

9. REPORTS, CONFIDENTIALITY, ASSIGNMENT, PARTNERSHIP MEMBERSHIP. The Sub-Adviser agrees:

     (a) to furnish the Trust's Board of Trustees with such periodic and special reports relating to the Fund as the Board of Trustees may reasonably request;

     (b) to maintain strict confidence in regard to the assets and activities of the Fund;

     (c) to assign this Agreement only with the prior written consent of the Manager, it being understood, however, that an assignment of this Agreement within the meaning of Section 2(a)(4) of the Investment Company Act will terminate this Agreement as provided in Section 13 hereof; and

     (d) to notify the Manager and the Fund of any change in the ownership of the Sub-Adviser in advance, if reasonable, if such change would operate as an assignment with the meaning of Section 2 (a) (4) of the Investment Company Act, and otherwise as soon as practicable after such change occurs.

10. INVESTMENT OBJECTIVE AND LIMITATIONS, CONFIDENTIALITY. The Manager agrees:

     (a) to advise the Sub-Adviser of the requirements inherent in the investment objective and limitations of the Fund and of any changes or modifications therein and to notify the Sub-Adviser of any changes in the operating policies of the Fund of which the Sub-Adviser would not otherwise have knowledge;

     (b) to advise the Sub-Adviser of any specific investment restrictions applicable to the Fund and give the Sub-Adviser notice of any investments recommended by the Sub-Adviser for the Fund that the Manager deems to be inconsistent with such objective or restrictions; and

     (c) to maintain in strict confidence and for use only with respect to the Fund all investment advice given-by the Sub-Adviser pursuant to this Agreement.

11. STANDARD OF CARE AND LIABILITY OF SUB-ADVISER.

     (a) The Sub-Adviser agrees to use the same skill and care in providing services hereunder as it uses in providing services generally to fiduciary accounts for which it has investment responsibilities. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or the Manager for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

     The Sub-Adviser will not, in any event, be liable for any act or failure to act by the Fund's custodian or any broker with whom the Manager or the Sub-Adviser may deal in connection with the subject matter of this Agreement. Nothing contained herein, however, shall constitute a waiver of any rights of the Manager under applicable federal or state securities laws.

     (b) Notwithstanding the foregoing, the Sub-Adviser agrees to reimburse the Fund for any and all costs, expenses, and counsel fees reasonably incurred by the Fund (i) in the event that there is a change in control or an assignment of the Sub-Adviser's outstanding voting securities (except that the Sub-Adviser shall have no obligation to the Fund with respect to normal trading of its parent corporation's outstanding voting securities in the public securities markets and with respect to routine assignments of its securities by shareholders) or (ii) as a result of an investment made in contravention of Paragraph 5 hereof. So long as this Agreement is in effect, the Sub-Adviser shall pay to the Fund the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Sub-Adviser or others for costs, expenses, or damages heretofore incurred by the Fund or for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

     (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer, director or employee of the Manager, or partner or employee of the Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. SUB-TRANSACTIONS. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services., provided that research will not be considered as a factor in allocating brokerage in any transaction in which the dealer is acting on a principal (as distinct from agency) basis.

13. TERM AND APPROVALS. This Agreement shall become effective only if approved by a majority of the outstanding voting securities of the Fund and by a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons (as that term is defined by the Investment Company Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval. If so approved, this Agreement shall take effect upon the date first stated above. This Agreement shall remain in effect for a period of two years from the date of its execution, unless sooner terminated as hereinafter provided, and shall continue in effect thereafter for periods not exceeding one year so long as such continuation is approved at least annually by (i) a majority of the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of the Sub-Adviser or Manager thereof, cast in person at a meeting called for the purpose of voting on such approval.

14. TERMINATION. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by the Manager or by the vote of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the Investment Company Act, on sixty (60) days' written notice to the Manager and the Fund or to the Sub-Adviser, respectively. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act. This Agreement shall also immediately terminate upon the termination of the Investment Management Agreement between the Fund and the Manager. Upon termination, the Manager shall promptly pay to the Sub-Adviser all accrued but unpaid fees hereunder.

The Manager agrees for itself and its successors or assigns, if any, that in the event of the termination of this Agreement, it or its successors or assigns will indemnify the Sub-Adviser against and hold the Sub-Adviser harmless from any loss suffered or liability incurred as a result of any non-negligent action taken by the Sub-Adviser after such termination and before receipt of notice of such termination is given to the Sub-Adviser. The foregoing obligation of the Manager to hold the Sub-Adviser harmless and to indemnify same shall include, without limitation, the reimbursement of all expenses and damages incurred by the Sub-Adviser including, without limitation, attorney's fees incurred at the trial and appellate levels.

15. USE OF NAME. The Sub-Adviser agrees that so long as this Agreement shall remain in effect the Trust and the Fund may use the name "Bank of America" in referring to the services provided or to be provided by the Sub-Adviser pursuant to this Agreement and in the Prospectus, Statement of Additional Information and other documents comprising the Registration Statement, and in sales literature and reports prepared for dissemination to shareholders of and prospective investors in the Fund.

16. EXTENSIONS OF CREDIT. The Sub-Adviser acknowledges that, other series of the Trust have been and will be established. All persons who extend credit which has been allocated to the Fund, or who have a claim or contract which has been allocated to the Fund, shall look, and shall be required by contract to look exclusively, to the assets of the Fund for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have impliedly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.

17. GOVERNING LAW. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of said Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effecting of such rule, regulation or order. To the extent not governed by the Investment Company Act, this Agreement and its enforcement shall be governed by the laws of the State of California.

18. NOTICES. All notices provided for or required under this Agreement shall be in writing and shall be personally delivered or sent by certified or registered mail, return receipt requested as follows: to the Fund at the address stated in its Prospectus; to the Sub-Adviser and the Manager at the address set forth below their respective signatures or at a substituted address designated by the parties by notice given in the same manner.

19. AUTHORITY TO SIGN. Each of the individuals whose signature appears below warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf such individual has affixed his or her signature to this Agreement. This Agreement shall bind and inure to the benefits of the Sub-Adviser and the Manager and their successors and assigns (including, without limitation, any successor that acquires the assets and/or business of the Manager by purchase, merger, consolidation or otherwise), provided that no assignment of this Agreement may be made by either party without the prior written consent of either party and that any assignment of the Agreement by the Sub-Adviser may result in the termination of the Agreement pursuant to Section 2(a)(4) of the Investment Company Act.

20. ATTORNEYS' FEES. If legal proceedings are instituted by any party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, in addition to other costs and expenses incurred by it, regardless of whether the action proceeds to final judgment.

21. SEVERABILITY OF PROVISIONS. If any provision of this Agreement is held to be invalid, the other provisions shall remain enforceable unless deletion of the invalid matter will defeat the parties' essential purposes as expressed in this Agreement.

22. HEADINGS. The headings used in this Agreement are for identification only and shall not be considered in the interpretation of any provision in this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

SUB-ADVISER:
BANK OF AMERICA NT&SA

By: /s/ Roderick G. Baldwin
    -------------------------------
    Roderick G. Baldwin,
    Vice President

Address for Notice:

Bank of America
Attn: Roderick G. Baldwin, Vice President
555 California Street,
San Francisco, California  94104

MANAGER:
CCM PARTNERS,
A California Limited Partnership


By: /s/ Richard F. Shelton
    -------------------------------
    RFS Partners,
    its General Partner


By: /s/ Richard F. Shelton
    -------------------------------
    Richard F. Shelton, Inc.
    its General Partner


By: /s/ Richard F. Shelton
    -------------------------------
    Richard F. Shelton
    President


Address for Notice:

CCM Partners
44 Montgomery Street, Suite 2100
San Francisco, California  94014

SCHEDULE A

Pursuant to the Sub-Advisory Agreement between the Sub-Adviser (Bank of America) and the Manager (CCM Partners) of which this is Schedule A, the Manager will pay the Sub-Adviser a monthly sub-advisory fee with respect to the Fund(s) identified below at the annualized rate(s) set forth below.

The sub-advisory fee for each month shall be accrued daily and paid on the first business day of the succeeding month. The initial monthly fee under the Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Sub-Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month. If the Agreement is terminated prior to the end of any month, the fee to the Manager shall be payable within ten (10) days after the date of termination.

AVERAGE DAILY NET ASSETS MANAGEMENT FEE (ANNUAL RATE)

S&P 500 Index Fund                 First $50 million          0.10%
                                   More than $50 million      0.05%

S&P MidCap Index Fund              First $50 million          0.10%
                                   More than $50 million      0.05%

S&P SmallCap Index Fund            First $50 million          0.10%
                                   More than $50 million      0.05%


Equity Index Fund                  First $50 million          0.15%
                                   More than $50 million      0.10%

EXHIBIT C

FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Fund Name]
[Shares Held]

CALIFORNIA INVESTMENT TRUST II
SPECIAL MEETING OF SHAREHOLDERS
September 30, 1998
SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF
CALIFORNIA INVESTMENT TRUST II


The undersigned hereby appoints Richard Shelton and Steve Rogers, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Funds noted below (the "Funds"), each a separate series of California Investment Trust II, to be held on September 30, 1998, at the offices of California Investment Trust II, 44 Montgomery Street, Suite 2100, San Francisco, California, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on August 5, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.


A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Funds at the close of business on August 5, 1998. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

OWNERS OF SHARES OF S&P 500 INDEX FUND
     Please vote by filling in the boxes below.
PROPOSAL To approve a new investment sub-advisory agreement between CCM Partners, the Adviser to the S&P 500 Index Fund and Bank of America NT&SA ("BofA") pursuant to which BofA will continue to act as sub-adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of BofA and NationsBank.

FOR o          AGAINST o           ABSTAIN o


OWNERS OF SHARES OF S&P MIDCAP INDEX FUND
     Please vote by filling in the boxes below.
PROPOSAL To approve a new investment sub-advisory agreement between CCM Partners, the Adviser to the S&P MidCap Index Fund and Bank of America NT&SA ("BofA") pursuant to which BofA will continue to act as sub-adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of BofA and NationsBank.

FOR o          AGAINST o           ABSTAIN o


OWNERS OF SHARES OF S&P SMALLCAP INDEX FUND
     Please vote by filling in the boxes below.
Proposal To approve a new investment sub-advisory agreement between CCM Partners, the Adviser to the S&P SmallCap Index Fund and Bank of America NT&SA ("BofA") pursuant to which BofA will continue to act as sub-adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of BofA and NationsBank.

FOR o          AGAINST o           ABSTAIN o

OWNERS OF SHARES OF EQUITY INCOME FUND
     Please vote by filling in the boxes below.
Proposal To approve a new investment sub-advisory agreement between CCM Partners, the Adviser to the S&P Equity Income Index Fund and Bank of America NT&SA ("BofA") pursuant to which BofA will continue to act as sub-adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of BofA and NationsBank.

FOR o          AGAINST o           ABSTAIN o

Dated:_____________________, 1998
[Shareholder Name]

Dated:_____________________, 1998
[Signature(s) (if held jointly)]

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy to vote shares of each of the above-listed Funds in California Investment Trust II. However, you must fill out only the sections that pertain to the Funds you own shares of. If you own shares of more than one Fund listed above, you may fill out both sections that pertain to the Funds you own shares of.